UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2014

NORTHERN POWER SYSTEMS CORP.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-55184	98-1181717
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

29 Pitman Road

Barre, Vermont 05641

(Address of principal executive offices)

(802) 461-2955

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Northern Power Systems Corp. is filing this Amended Current Report on Form 8-K to make certain modifications to the pro-forma financial statements of Northern Power Systems Corp. which are incorporated by reference to Exhibit 13.1 to this Amended Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Financial statements of businesses acquired

The financial statements of Wind Power Holdings, Inc. as the business acquired are incorporated by reference to the following:

•	The audited consolidated financial statements of Wind Power Holdings, Inc. (“WPHI”) for the fiscal year ended December 31, 2013 and 2012 contained on pages F-1 through F-37 of WPHI’s registration statement on Form10 filed with the SEC on April 14, 2014.

Pro forma financial information

The pro forma financial statements of Northern Power Systems Corp. as the business after acquisition are incorporated by reference to Exhibit 13.1 to this Amended Current Report on Form 8-K/A.

Exhibits

Exhibit Number	Description

2.1^	Merger Agreement by and between Wind Power Holdings, Inc., Mira III Acquisition Corp (now known as Northern Power Systems Corp.), Mira Subco, Inc and Mira Subco, LLC dated as of March 3, 2014.

3.1+	Articles of Incorporation of Northern Power Systems Corp. dated April 14, 2014.

10.1+	Fifth Amended and Restated Investors’ Rights Agreement by and between Wind Power Holdings, Inc. and certain of its stockholders dated as of April 14, 2014.

10.2+	Northern Power Systems Corp. 2014 Stock Option and Incentive Plan.

10.3+	Northern Power Systems Corp. 2014 Stock Option and Incentive Plan Form of Non-Qualified Stock Option Grant.

10.4+	Escrow Agreement made and entered into as of April 16, 2014, by and among Northern Power Systems Corp., Equity Financial Trust Company, as escrow agent, and the shareholders named therein.

13.1*	Pro Forma Financial Statements of Northern Power Systems Corp. as of December 31, 2013.

^	Incorporated by reference from Amendment No. 2 to the Registrant’s Registration Statement on Form 10 filed April 14, 2014.
+	Previously filed.
*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN POWER SYSTEMS CORP.

June 25, 2014	By:	/s/ Elliot J. Mark
	Name:	Elliot J. Mark
	Title:	Vice President and General Counsel

2